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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              SONUS NETWORKS, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                                    04-3387074
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


5 Carlisle Road, Westford, Massachusetts                     01886
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(Address of principal executive offices)                   (zip code)


If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box.  / /                                  box.  /X/


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
Securities Act registration statement file number to which this form relates:   333-32206
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Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                             Name of Each Exchange on Which
to be so Registered                             Each Class is to be Registered
-------------------                             ------------------------------
                                   None.


Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 Par Value
                         ------------------------------
                                (Title of Class)


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                                       -2-



                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information required by Item 202 of Regulation S-K is included under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-32206), filed with the Securities and Exchange Commission on March 10, 2000 (the "Registration Statement"), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.


ITEM 2.  EXHIBITS

         1. The Fourth Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

         2. The Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

         3. A specimen copy of the certificate representing shares of the Registrant's Common Stock is incorporated herein by reference to Exhibit 4.1 to the Registration Statement.


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                                       -3-



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement, as amended, to be signed on its behalf by the undersigned, thereto duly authorized.


                                     SONUS NETWORKS, INC.


                                     By:  /s/ Hassan M. Ahmed
                                          -------------------------------------
                                          Hassan M. Ahmed
                                          President and Chief Executive Officer


Date:  April 4, 2000